Exhibit 32.1

SARBANES-OXLEY ACT SECTION 906 CERTIFICATION OF
CHIEF EXECUTIVE OFFICER

In connection with this annual report on Form 10-K of Mission Community Bancorp (“the Company”) for the period ended December 31, 2011, I, James W. Lokey, Chairman and Chief Executive Officer, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.           This Form 10-K for the period ended December 31, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in this Form 10-K for the period ended December 31, 2011 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 30, 2012
By:	/s/ James W. Lokey
James W. Lokey Chairman and Chief Executive Officer